Financial Instruments	12 Months Ended
Jul. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments

17. Financial Instruments

Market Risk

Interest Risk

The Company has exposure to interest rate risk related to any investments of surplus cash. The Company may invest surplus cash in highly liquid investments with short terms to maturity that would accumulate interest at prevailing rates for such investments. The Company also has exposure to interest rate risk related to the outstanding balance of the term loan. The fluctuation of the interest rate may result in a material increase to the associated interest. As at July 31, 2019, the Company had short term investments and a convertible debenture of $517 and a long term loan of $33,374. All interest rates are fixed. An increase or decrease of 5% to the applicable interest rates would not result in a material variance to net loss.

Price Risk

Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company’s level 1 and 2 investments are susceptible to price risk arising from uncertainties about their future outlook, future values and the impact of market conditions. The fair value of marketable securities and derivatives held in publicly traded entities are based on quoted market prices which the shares of the investments can be exchanged for.

If the fair value of these financial assets were to increase or decrease by 10% as of July 31, 2019, the Company would incur an associated increase or decrease in comprehensive loss of approximately $340 (2018 - $Nil). The price risk exposure as at July 31, 2019 is presented in the table below.

$
Financial assets	16,756
Financial liabilities	(493)
Total exposure	16,263

Credit Risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s trade receivables, promissory note receivable and convertible debenture receivable. As at July 31, 2019, the Company was exposed to credit related losses in the event of non-performance by the counterparties.

The Company provides credit to its customers in the normal course of business and has established credit evaluation and monitoring processes to mitigate credit risk. Since the majority of the medical sales are transacted with clients that are covered under various insurance programs, the Company has limited credit risk.

Cash, cash equivalents and short-term investments are held by some of the largest cooperative financial groups in Canada. Since the inception of the Company, no losses have been incurred in relation to cash held by the financial institution. The majority of the trade receivables balance are held with crown corporations of Quebec, Ontario and Alberta as well as one of the largest medical insurance companies in Canada. Credit worthiness of a counterparty is evaluated prior to the granting of credit. The Company has estimated the expected credit loss using a lifetime credit loss approach. The current expected credit loss for the year ended July 31, 2019 is $37 (July 31, 2018 - $94).

In measuring the expected credit losses, the adult-use cannabis trade receivables have been assessed on a per customer basis as they consist of a low number of material contracts. Medical trade receivables have been assessed collectively as they possess share credit risk characteristics. They have been grouped based on the days past due.

Credit risk from the convertible debenture receivable arises from the possibility that principal and/or interest due may become uncollectible. The Company mitigates this risk by managing and monitoring the underlying business relationship.

The carrying amount of cash and cash equivalents, restricted cash, short-term investments, trade receivables and convertible debentures receivable represents the maximum exposure to credit risk and as at July 31, 2019; this amounted to $194,902. The following table summarizes the Company’s aging of trade receivables as at July 31, 2019 and 2018:

	July 31,	July 31,
	2019	2018
	$	$
0–30 days	14,102	262
31– 60 days	1,826	188
61– 90 days	166	91
Over 90 days	3,599	103
Total	19,693	644

The following table summarizes the Company’s ECL by aging group as at July 31, 2019 and 2018:

	July 31,	July 31,
	2019	2018
	$	$
0–30 days	3	-
31– 60 days	7	-
61– 90 days	3	-
Over 90 days	24	94
Total	37	94

Economic Dependence Risk

Economic dependence risk is the risk of reliance upon a select number of customers which significantly impact the financial performance of the Company. The Company recorded sales from three crown corporations representing 81% (July 31, 2018 – Nil%) of total sales in the year ended July 31, 2019.

The Company holds trade receivables from three crown corporations representing 79% of total trade receivables as of July 31, 2019 (July 31, 2018 – Nil%).

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company manages its liquidity risk by reviewing on an ongoing basis its capital requirements. As at July 31, 2019, the Company had $139,505 of cash and cash equivalents and short-term investments.

The Company is obligated to pay accounts payable and accrued liabilities, excise taxes payable and current portions of the term loan with total carrying amounts and contractual cash flows amounting to $52,685 due in the next 12 months.

The carrying values of cash, trade receivable, accounts payable and accrued liabilities approximate their fair values due to their short term to maturity. The carrying value of the term loan approximates its fair value as there has been no change the Company’s risk profile and no changes to the market interest rate.